SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): January 29, 2001


                       TANGER FACTORY OUTLET CENTERS, INC.
                      TANGER PROPERTIES LIMITED PARTNERSHIP

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             (Exact name of registrant as specified in its charter)


           North Carolina             1-11986                  56-1815473
           North Carolina           33-99736-01                56-1822494
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 (State or other jurisdiction  (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                   Identification Number)


             3200 Northline Avenue, Greensboro, North Carolina 27408
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               (Address of principal executive offices) (Zip Code)
                                 (336) 292-3010
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              (Registrants' telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (former name or former address, if changed since last report)







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Item 5.       Other Events.

         On January 29, 2001 Tanger Factory Outlet Centers, Inc. (the "Company") and Tanger Properties Limited Partnership (the "Operating Partnership") issued a press release, attached as exhibit 99.1 hereto, announcing their year end 2000 results.

Item 7.       Financial Statements and Exhibits.

              Exhibits.


              99.1 Press release of the Company and the Operating Partnership, issued January 29, 2001.



SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 29, 2001

                                 TANGER FACTORY OUTLET CENTERS, INC.

                                 By:  s/ Frank C. Marchisello, Jr.
                                 ----------------------------------------
                                 Frank C. Marchisello, Jr.
                                 Senior Vice President, Chief Financial Officer


                                 TANGER PROPERTIES LIMITED PARTNERSHIP

                                 By:  Tanger GP Trust, its general partner

                                 By:  s/ Frank C. Marchisello, Jr.
                                 ----------------------------------------
                                 Frank C. Marchisello, Jr.
                                 Treasurer


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